UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2023

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2023, the Board of Directors (the “Board”) of MACOM Technology Solutions Holdings, Inc. (the “Company”) approved the Fourth Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective immediately, with such amendments including updates to the advance notice provisions to address the adoption by the Securities and Exchange Commission (the “SEC”) of “universal proxy” rules and other updates to conform with the Delaware General Corporation Law (the “DGCL”) regarding notice of adjourned stockholder meetings, stockholder list requirements and stock certificate requirements.

With respect to stockholder nominees to the Company’s Board, the Amended Bylaws provide, among other things, (i) that stockholders must comply with the SEC’s newly adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) that stockholders must include in an advance notice of a director nomination, among other things, (a) a representation affirming status as a stockholder of record of the Company and whether such stockholder of record is entitled to vote at the meeting and intending to appear at the meeting to present the nomination, (b) a representation as to such stockholder’s intention to solicit proxies in support of any director nominee other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and (c) a statement as to whether a proxy statement and form of proxy will be delivered to a sufficient number of holders of the Company’s voting power in accordance with Rule 14a-19 under the Exchange Act, if applicable, (iii) that, if any stockholder provides notice of intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, such stockholder must provide (a) prompt notice to the Company if such stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and (b) upon request by the Company, no later than five business days prior to the applicable meeting, evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act, (iv) that the Company may disregard any proxies or votes solicited for a stockholder’s nominee(s) if such stockholder does not comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act or does not timely provide reasonable evidence sufficient to satisfy the Company that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act and (v) that the Company is not required to include in its proxy materials any successor, substitute or replacement nominee after the nomination deadline. The Amended Bylaws also provide that the white color proxy card is reserved for exclusive use by the Company.

Additional changes to the Amended Bylaws to conform with the DGCL include (i) allowing for notice of adjournment of stockholder meetings to be provided as permitted under applicable law, (ii) eliminating the requirement for the Company to make its stockholder list available during stockholder meetings and clarifying the means by which, and the time period during which, the stockholder list will be available before stockholder meetings and (iii) providing that any two authorized officers of the Company may sign certificates of stock of the Company.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Fourth Amended and Restated Bylaws of MACOM Technology Solutions Holdings, Inc.
104	Cover Page Interactive Data File (formatted within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: January 6, 2023	By:	/s/ Ambra R. Roth
Ambra R. Roth
Senior Vice President, General Counsel, Human Resources and Secretary